Contact:
--------
Dean J. Paranicas/Investor Relations - 201-847-7102
Patricia A. Spinella/Investor Relations - 201-847-5453
Charles A. Borgognoni/Corporate Communications - 201-847-6651

                  BD ANNOUNCES RESULTS FOR FISCAL FIRST QUARTER

Franklin Lakes, NJ (January 23, 2003) - BD (Becton, Dickinson and Company) (NYSE: BDX) today reported revenues of $1.052 billion for the fiscal first quarter ended December 31, 2002, an increase of 11 percent from the same period a year ago. At constant foreign exchange rates, revenues increased 9 percent.

"We are pleased with the Company's strong revenue growth in the quarter, paced by our BD Medical Systems and BD Clinical Laboratory Solutions segments that reflect contributions from several key areas - safety-engineered products, prefillable drug delivery devices and our BD ProbeTec ET'TM' diagnostic instrument platform," said Edward J. Ludwig, Chairman, President and Chief Executive Officer. "As we had forecast, BD Biosciences' first quarter revenues were slightly ahead of the prior year's quarter. This reflected the impact of factors unfavorably affecting sales of molecular biology reagents and flow cytometry instruments that we expect will continue through the second quarter, but which we anticipate will improve in the second half of the year."

"We are very excited about the launch of our new blood glucose monitoring products, the BD Logic'TM' Blood Glucose Monitor and the BD Latitude'TM' Diabetes Management System," Mr. Ludwig added. "These products are among the most significant launches in the Company's history, and we believe their best-in-class performance characteristics, coupled with our strategic relationships with Medtronic, Inc. and Eli Lilly and Company, position us for success in the blood glucose monitoring market."

Diluted earnings per share and net income for the quarter were 43 cents and $114 million, respectively. For the same period in fiscal 2002, diluted earnings per share and net income were 37 cents and $100 million, respectively. Diluted earnings per share reflected, among other things, the benefit of approximately 2 cents related to favorable foreign exchange translation, particularly in Europe.

Segment Results
---------------
In the BD Medical Systems segment, worldwide revenues of $572 million increased 14 percent in the quarter, driven by U.S. safety-engineered product sales of $100 million, versus $78 million in the prior year's quarter, and strong sales of prefillable drug delivery devices, which grew 30 percent to $93 million. Consumer Healthcare products also posted strong growth in the quarter, based in part on a favorable comparison to 2002 in U.S. diabetes syringe sales. The overall growth rate in the segment was partly offset by reduced sales of certain conventional devices in the U.S. due to the transition to safety-engineered devices.

In the BD Clinical Laboratory Solutions segment, worldwide revenues increased 13 percent for the quarter to $332 million. Revenue growth of 12 percent in the Preanalytical Solutions portion of the segment was due primarily to strong U.S. safety-engineered product sales, which were $65 million, versus $49 million in the prior year's quarter, and which were partly offset by reduced sales of certain conventional devices in the U.S. due to the transition to safety-engineered devices. Contributing to revenue growth of 13 percent in the Diagnostics Systems portion of the segment were strong sales of respiratory and flu diagnostic tests, especially in Japan, and worldwide sales of its molecular diagnostic platform, BD ProbeTec ET'TM'.

The BD Biosciences segment's worldwide revenues were slightly ahead of last year at $148 million. These results reflected strong sales of flow cytometry reagents and immunology/cell biology (Pharmingen) reagents and Discovery Labware products. This growth was partly offset by sales of molecular biology (Clontech) reagents, which were below the prior year due to continued weakness in some portions of the molecular biology research market. In addition, as anticipated, flow cytometry instrument sales growth in the quarter was negatively impacted by a reduction in order backlog in fiscal 2002 resulting from order fulfillment and installation improvements. In addition, favorable reaction to the first quarter announcement of the new BD FACSAria'TM' cell sorter caused some order postponement in anticipation of the availability of this new instrument later in the year.

Geographic Results
------------------
On a geographic basis, first quarter revenues in the U.S. increased 12 percent to $557 million. Revenues outside the U.S. of $494 million grew 10 percent, or 5 percent at constant foreign exchange rates. International revenues in the first quarter benefited from strong performance in Japan, offset in part by the effects of continuing unfavorable economic conditions in Latin America.

A conference call regarding BD's first quarter results and its expectations for the second quarter and full fiscal year will be broadcast live on BD's website at 8:30 a.m. EST Thursday, January 23, 2003. The conference call will be available for playback at 1-800-468-0320 (domestic) and 1-402-344-6805 (international) through the close of business on January 30, 2003.

BD is a medical technology company that serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. BD manufactures and sells a broad range of medical supplies, devices, laboratory equipment and diagnostic products. For the fiscal year ended September 30, 2002, BD reported total revenues of $4.033 billion.


                                       ***

This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding the Company's performance, including future revenues, products and income, or events or developments that the Company expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of the Company and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; uncertainties of litigation; the Company's ability to achieve sales and earnings forecasts, which are based on sales volume and product mix assumptions, to achieve its cost savings objectives, and to achieve anticipated synergies and other cost savings in connection with acquisitions; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in the Company's ability to maintain favorable supplier arrangements and relationships; changes in interest or foreign currency exchange rates; delays in product introductions; and changes in health care or other governmental regulation, as well as other factors discussed in this press release and in the Company's filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements.

                                       ***

BD's news releases can be found on its website at www.bd.com or through Business Wire at www.businesswire.com.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)


                                            Three Months Ended December 31,
                                            2002            2001       % Change
----------------------------------------------------------------------------------
REVENUES                               $   1,051,648   $     944,946         11.3

Cost of products sold                        550,039         499,762         10.1
Selling and administrative                   284,181         248,294         14.5
Research and development                      59,845          55,237          8.3
----------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                            894,065         803,293         11.3
----------------------------------------------------------------------------------

OPERATING INCOME                             157,583         141,653         11.2

Interest expense, net                         (8,633)         (9,571)        (9.8)
Other income (expense), net                       84          (1,616)          NM
----------------------------------------------------------------------------------

INCOME BEFORE
     INCOME TAXES                            149,034         130,466         14.2

Income tax provision                          35,396          30,793         14.9
----------------------------------------------------------------------------------

NET INCOME                             $     113,638   $      99,673         14.0
----------------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                             $        0.44   $        0.38         15.8
     Diluted                           $        0.43   $        0.37         16.2
----------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                                   255,286         259,192
     Diluted                                 263,081         270,172
----------------------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

                                            Three Months Ended December 31,
                                            2002            2001       % Change
                                       -------------------------------------------
BD MEDICAL SYSTEMS
------------------
   United States                       $     296,426   $     250,902         18.1
   International                             275,211         252,128          9.2
----------------------------------------------------------------------------------
TOTAL                                  $     571,637   $     503,030         13.6
----------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
--------------------------------
   United States                       $     191,532   $     172,488         11.0
   International                             140,122         122,261         14.6
----------------------------------------------------------------------------------
TOTAL                                  $     331,654   $     294,749         12.5
----------------------------------------------------------------------------------

BD BIOSCIENCES
--------------
   United States                       $      69,337   $      73,859         (6.1)*
   International                              79,020          73,308          7.8 *
----------------------------------------------------------------------------------
TOTAL                                  $     148,357   $     147,167          0.8
----------------------------------------------------------------------------------

TOTAL REVENUES
--------------
   United States                       $     557,295   $     497,249         12.1*
   International                             494,353         447,697         10.4*
----------------------------------------------------------------------------------
TOTAL                                  $   1,051,648   $     944,946         11.3
----------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation - see page 5


BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended December 31,
(Unaudited; Amounts in thousands)

                                                     United States
                                       -------------------------------------------
                                            2002            2001        % Change
                                       -------------------------------------------
BD MEDICAL SYSTEMS
------------------
   Medical Surgical                    $     192,751   $     167,031         15.4 *
   Consumer Health Care                       75,496          61,292         23.2 *
   Pharmaceutical Systems                     21,527          16,283         32.2
   Ophthalmic Systems                          6,652           6,296          5.7
----------------------------------------------------------------------------------
TOTAL                                  $     296,426   $     250,902         18.1
----------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
--------------------------------
   Preanalytical Solutions             $     101,023   $      87,315         15.7
   Diagnostic Systems                         90,509          85,173          6.3
----------------------------------------------------------------------------------
TOTAL                                  $     191,532   $     172,488         11.0
----------------------------------------------------------------------------------

BD BIOSCIENCES
--------------
   Discovery Labware                          23,120          22,265          3.8
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                           23,199          27,381        (15.3)
      Molecular Biology Reagents               7,863           9,734        (19.2)*
      Immunology/Cell Biology Reagents        15,155          14,479          4.7
----------------------------------------------------------------------------------
   Total Immunocytometry & Reagents           46,217          51,594        (10.4)*
----------------------------------------------------------------------------------

TOTAL                                  $      69,337   $      73,859         (6.1)*
----------------------------------------------------------------------------------

TOTAL UNITED STATES                    $     557,295   $     497,249         12.1 *
----------------------------------------------------------------------------------

                                                     International
                                       -------------------------------------------
                                            2002            2001        % Change
                                       -------------------------------------------
BD MEDICAL SYSTEMS
------------------
   Medical Surgical                    $     152,768   $     145,964          4.7
   Consumer Health Care                       44,049          44,974         (2.1)
   Pharmaceutical Systems                     71,718          55,265         29.8
   Ophthalmic Systems                          6,676           5,925         12.7
----------------------------------------------------------------------------------
TOTAL                                  $     275,211   $     252,128          9.2
----------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
--------------------------------
   Preanalytical Solutions             $      66,180   $      62,068          6.6
   Diagnostic Systems                         73,942          60,193         22.8
----------------------------------------------------------------------------------
TOTAL                                  $     140,122   $     122,261         14.6
----------------------------------------------------------------------------------

BD BIOSCIENCES
--------------
   Discovery Labware                          18,755          15,776         18.9
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                           40,853          40,505          0.9
      Molecular Biology Reagents               7,892           7,246          8.9 *
      Immunology/Cell Biology Reagents        11,520           9,781         17.8
----------------------------------------------------------------------------------
   Total Immunocytometry & Reagents           60,265          57,532          4.8 *
----------------------------------------------------------------------------------

TOTAL                                  $      79,020   $      73,308          7.8 *
----------------------------------------------------------------------------------

TOTAL INTERNATIONAL                    $     494,353   $     447,697         10.4 *
----------------------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation - see page 5


BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended December 31, (continued)
(Unaudited; Amounts in thousands)

                                                         Total
                                       -------------------------------------------
                                            2002            2001        % Change
                                       -------------------------------------------
BD MEDICAL SYSTEMS
------------------
   Medical Surgical                    $     345,519   $     312,995         10.4 *
   Consumer Health Care                      119,545         106,266         12.5 *
   Pharmaceutical Systems                     93,245          71,548         30.3
   Ophthalmic Systems                         13,328          12,221          9.1
----------------------------------------------------------------------------------
TOTAL                                  $     571,637   $     503,030         13.6
----------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
--------------------------------
   Preanalytical Solutions             $     167,203   $     149,383         11.9
   Diagnostic Systems                        164,451         145,366         13.1
----------------------------------------------------------------------------------
TOTAL                                  $     331,654   $     294,749         12.5
----------------------------------------------------------------------------------

BD BIOSCIENCES
--------------
   Discovery Labware                          41,875          38,041         10.1
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                           64,052          67,886         (5.6)
      Molecular Biology Reagents              15,755          16,980         (7.2)
      Immunology/Cell Biology Reagents        26,675          24,260         10.0
----------------------------------------------------------------------------------
   Total Immunocytometry & Reagents          106,482         109,126         (2.4)
--------------------------------------------------------------------- ------------

TOTAL                                  $     148,357   $     147,167          0.8
----------------------------------------------------------------------------------

TOTAL REVENUES                         $   1,051,648   $     944,946         11.3
----------------------------------------------------------------------------------

                                            FX Neutral % Growth
                                       ------------------------------
                                       International       Total
                                       --------------  --------------
BD MEDICAL SYSTEMS
------------------
   Medical Surgical                              1.0             8.7
   Consumer Health Care                         (5.9)           10.9
   Pharmaceutical Systems                       20.4            23.1
   Ophthalmic Systems                            5.3             5.5
---------------------------------------------------------------------
TOTAL                                            4.1            11.1
---------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
--------------------------------
   Preanalytical Solutions                       1.0             9.6
   Diagnostic Systems                           18.6            11.4
---------------------------------------------------------------------
TOTAL                                            9.6            10.5
---------------------------------------------------------------------

BD BIOSCIENCES
--------------
   Discovery Labware                            13.8             8.0
   Immunocytometry & Reagents:
      Flow Cytometry Instruments
         & Reagents                             (5.2)           (9.3)
      Molecular Biology Reagents                 4.3            (9.2)
      Immunology/Cell Biology Reagents          10.4             7.0
---------------------------------------------------------------------
   Total Immunocytometry & Reagents             (1.4)           (5.6)
---------------------------------------------------------------------

TOTAL                                            1.9            (2.1)
---------------------------------------------------------------------

TOTAL                                            5.2             8.8
---------------------------------------------------------------------

* Prior year data reclassified to conform to current year presentation - see page 5


BECTON DICKINSON AND COMPANY
IMPACT OF RECLASSIFICATIONS TO FISCAL 2002 REVENUES
(Unaudited; Amounts in thousands)

                                                                    Fiscal 2002
                                                                     Revenues
                                                                     --------
BD BIOSCIENCES SEGMENT
Molecular Biology Reagents - US to International
----------------------------------------------------------------------
        Quarter 1                                                     $ 2,841
        Quarter 2                                                       4,304
        Quarter 3                                                       3,430
        Quarter 4                                                       4,044
-----------------------------------------------------------------------------
        Total Year                                                    $14,619
-----------------------------------------------------------------------------

BD MEDICAL SYSTEMS SEGMENT
Medical Surgical to Consumer Health Care - US to US
----------------------------------------------------------------------
        Quarter 1                                                     $ 2,523
        Quarter 2                                                       3,020
        Quarter 3                                                       3,446
        Quarter 4                                                       4,157
-----------------------------------------------------------------------------
        Total Year                                                    $13,146
-----------------------------------------------------------------------------